Exhibit 99.4

EXECUTED COPY

STOCKHOLDER WAIVER AGREEMENT

This STOCKHOLDER WAIVER AGREEMENT (“Release”) is being executed and delivered as of October 23, 2003 on behalf of the parties identified on EXHIBIT A hereto (all of whom are referred to collectively as the “Releasors,” and each of whom is referred to individually as a “Releasor”) to and in favor of, and for the benefit of, MEDICAL DEVICE ALLIANCE INC., a Nevada corporation (the “Company”), ARTHROCARE CORPORATION, a Delaware corporation (“Parent”), and the other Releasees (as defined in Section 2 below).

RECITALS

WHEREAS, simultaneously with the execution of this Release, Parent, Alpha Merger Sub Corporation, a Nevada corporation (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger (the “Merger Agreement”) (with all capitalized terms used but not defined herein having the meanings set forth in the Merger Agreement), and

WHEREAS, as a condition of the willingness of Parent and Merger Sub to enter into the Merger Agreement, Parent has required that each Releasor agree, and in order to induce Parent and Merger Sub to enter into the Merger Agreement, each Releasor has agreed to enter into this Release.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement (the receipt and sufficiency of which are hereby acknowledged by the Releasors), and intending to be legally bound, the Releasors hereby covenant and agree as follows:

AGREEMENT

1. Release. Effective as of the Effective Time, each Releasor, for itself and for each of such Releasor’s Associated Parties (as defined in Section 2(a)), hereby generally, irrevocably, unconditionally and completely releases and forever discharges each of the Releasees (as defined in Section 2(b)) from, and hereby irrevocably, unconditionally and completely waives and relinquishes, each of the Released Claims (as defined in Section 2(d)).

2. Definitions.

(a) The term “Associated Parties,” when used herein with respect to a Releasor, shall mean and include: (i) such Releasor’s predecessors, successors, executors, administrators, heirs and estate; (ii) such Releasor’s past, present and future assigns, agents and representatives; (iii) each entity that such Releasor has the power to bind (by such Releasor’s acts or signature) or over which such Releasor directly or indirectly exercises control; and (iv) each entity of which such Releasor owns, directly or indirectly, at least 50% of the outstanding equity, beneficial, proprietary, ownership or voting interests.

(b) The term “Releasees” shall mean and include: (i) Parent; (ii) each of the direct and indirect subsidiaries of Parent; (iii) each other affiliate of Parent; (iv) the Company; (v) each of the direct and indirect subsidiaries of the Company; (vi) each other affiliate of the

Company; and (vii) the successors and past, present and future assigns, directors, officers, receivers, employees, agents, attorneys and representatives of the respective entities identified or otherwise referred to in clauses “(i)” through “(vi)” of this sentence.

(c) The term “Claims” shall mean and include all past, present and future disputes, claims, controversies, demands, rights, obligations, liabilities, actions and causes of action of every kind and nature, including: (i) any unknown, unsuspected or undisclosed claim; (ii) any claim or right that may be asserted or exercised by a Releasor or any Associated Party of any Releasor in such Releasor’s or Associated Party’s capacity as a stockholder, director, officer or employee of the Company or in any other capacity; and (iii) any claim, right or cause of action based upon any breach of any express, implied, oral or written contract or agreement.

(d) The term “Released Claims” shall mean and include each and every Claim that (i) any Releasor or any Associated Party of any Releasor may have had in the past, may now have or may have in the future against any of the Releasees, and (ii) has arisen or arises directly or indirectly out of, or relates directly or indirectly to, any circumstance, agreement, activity, action, omission, event or matter occurring or existing on or prior to the effective date of this Release. Notwithstanding the foregoing, the term “Released Claims” shall not include the right of any Releasor that is a stockholder of the Company immediately prior to the Effective Time of the Merger to receive the Merger Consideration, upon the terms and subject to the conditions set forth in the Merger Agreement, the Support Agreement or the CVR Agreement, nor shall such term include any rights of Releasor under this Release.

3. Civil Code §1542. Each Releasor expressly waives the benefits of any statutory provision or common law rule that provides, in sum or substance, that a release does not extend to claims which the party does not know or suspect to exist in its favor at the time of executing the release, which if known by it, would have materially affected its settlement with the other party. In particular but without limitation, each Releasor (a) represents, warrants and acknowledges that such Releasor has been fully advised by its attorney of the contents of Section 1542 of the Civil Code of the State of California, and (b) hereby expressly waives the benefits thereof and any rights such Releasoror any of such Releasor’s Associated Parties may have thereunder. Section 1542 of the Civil Code of the State of California provides as follows:

“A Release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

Each Releasor also hereby waives the benefits of, and any rights such Releasor or any of such Releasor’s Associated Parties may have under, any statute or common law principle of similar effect in any jurisdiction.

4. Representations and Warranties. Each Releasor represents and warrants that:

(a) such Releasor has not assigned, transferred, conveyed or otherwise disposed of any Claim against any of the Releasees, or any direct or indirect interest in any such Claim, in whole or in part;

(b) no other person or entity has any interest in any of the Released Claims;

(c) no Associated Party of such Releasor has or had any Claim or any interest in any Claim against any of the Releasees;

(d) no Associated Party of such Releasor will in the future have any Claim against any Releasee that arises directly or indirectly from or relates directly or indirectly to any circumstance, agreement, activity, action, omission, event or matter occurring or existing on or before the date of this Release;

(e) this Release has been duly and validly executed and delivered by such Releasor;

(f) this Release is a valid and binding obligation of such Releasor and each of such Releasor’s Associated Parties, and is enforceable against such Releasor and each of such Releasor’s Associated Parties in accordance with its terms;

(g) there is no action, suit, proceeding, dispute, litigation, claim, complaint or investigation by or before any court, tribunal, governmental body, governmental agency or arbitrator pending or, to the best of the knowledge of such Releasor, threatened against such Releasor or any of such Releasor’s Associated Parties that challenges or would challenge the execution, delivery or enforceability of this Release or the taking of any of the actions required to be taken by such Releasor or any of such Releasor’s Associated Parties under this Release;

(h) neither the execution and delivery of this Release nor the performance hereof will (i) result in any violation or breach of any agreement or other instrument to which such Releasor or any of such Releasor’s Associated Parties is a party or by which such Releasor or any of such Releasor’s Associated Parties is bound, or (ii) result in a violation of any law, rule, regulation, treaty, ruling, directive, order, arbitration award, judgment or decree to which such Releasor or any of such Releasor’s Associated Parties is subject;

(i) no authorization, instruction, consent or approval of any person or entity is required to be obtained by such Releasor or any of such Releasor’s Associated Parties in connection with the execution and delivery of this Release or the performance hereof;

(j) the number of shares set forth next to each Releasor’s name on Annex A hereto, represents all of the shares of the Company’s capital stock held by the Releasor and, to the knowledge of each Releasor, each of the other Releasors hold the number of shares set forth opposite their name on Annex A; and

(k) the aggregate number of shares of the Company’s capital stock set forth on Annex A reflects all of the shares of the Company’s capital stock held by the Releasors and any such Releasor’s Associated Parties.

5. Indemnification. Without in any way limiting any of the rights or remedies otherwise available to any Releasee, each Releasor shall indemnify and hold harmless each Releasee against and from any loss, damage, injury, harm, detriment, lost opportunity, liability, exposure, claim, demand, settlement, judgment, award, fine, penalty, tax, fee, charge or expense

(including attorneys’ fees) (collectively, “Losses”) that is directly or indirectly suffered or incurred at any time by such Releasee, or to which such Releasee otherwise becomes subject at any time, and that arises directly or indirectly out of or by virtue of, or relates directly or indirectly to, (a) any failure on the part of such Releasor or any of such Releasor’s Associated Parties to observe, perform or abide by, or any other breach of, any restriction, covenant, obligation, representation, warranty or other provision contained herein, or (b) the assertion or purported assertion of any of the Released Claims by such Releasor or any of such Releasor’s Associated Parties.

6. Contingent Value Rights. Each Releasor acknowledges that, as a portion of the Merger Consideration to be received in the Merger, certain of the Releasors will be entitled to receive Common Stock Contingent Value Rights and/or Preferred Stock Contingent Value Rights, the value of which rights depends in substantial part on the Net Revenue earned by the Company in the operation of its Business during the Earnout Period from January 1, 2005 through December 31, 2005 (as such terms are defined in the CVR Agreement (as defined in the Merger Agreement)), as set forth more specifically in the CVR Agreement. Each Releasor, for itself and for each of such Releasor’s Associated Parties, hereby generally, irrevocably, unconditionally and completely agrees (i) that the Company and Parent (as the controlling stockholder of the Company as of the Effective Time) and each of the other Releasees shall be entitled to operate the Business of the Company after the Effective Time as it determines in its sole and absolute discretion, and shall have no obligation to operate the Business in any manner that would maximize, maintain or protect the value of the Common Stock Contingent Value Rights and the Preferred Stock Contingent Value Rights, (ii) the Common Stock Contingent Value Rights and the Preferred Stock Contingent Value Rights represent contractual obligations of Parent, and none of Parent, the Company, or any other Releasees owes any fiduciary duty of any type (including, without limitation, any duty of loyalty or care) to any holder of Common Stock Contingent Value Rights and Preferred Stock Contingent Value Rights, (iii) each of the Releasors and each of such Releasor’s Associated Parties shall be prohibited from asserting any dispute, right, claim, action, cause of action, controversy or remedy of any kind and nature against any of the Releasees resulting from the operation of the business of the Company after the Effective Time or resulting from any allegation of breach of fiduciary duty of any nature, other than claims for fraud or intentional misconduct.

EACH RELEASOR, FOR ITSELF AND FOR EACH OF SUCH RELEASOR’S ASSOCIATED PARTIES, ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE FOR FRAUD OR INTENTIONAL MISCONDUCT UNDER THE PRECEDING SENTENCE IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO FRAUD OR INTENTIONAL MISCONDUCT UNDER THE PRECEDING SENTENCE. EACH RELEASOR, FOR ITSELF AND FOR EACH OF SUCH RELEASOR’S ASSOCIATED PARTIES CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVER, (B) IT UNDERSTANDS AND HAS

CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, AND (C) IT MAKES SUCH WAIVER VOLUNTARILY.

7. Miscellaneous.

(a) This Release sets forth the entire understanding of the parties relating to the subject matter hereof and supersedes all prior agreements and understandings among or between any of the Releasors or any of such Releasor’s Associated Parties, on the one hand, and the Releasees, on the other hand, relating to the subject matter hereof.

(b) If any provision of this Release or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (i) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (ii) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (iii) such invalidity or enforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Release. If any provision of this Release or any part of such provision is held to be unenforceable against any Releasor or any of such Releasor’s Associated Parties, then the unenforceability of such provision or part thereof against such Releasor or any of such Releasor’s Associated Parties shall not affect the enforceability thereof against any otherReleasor or any other Associated Parties of any Releasor. Each provision of this Release is separable from every other provision of this Release, and each part of each provision of this Release is separable from every other part of such provision.

(c) This Release shall be construed in accordance with, and governed in all respects by, the laws of the State of Nevada (without giving effect to principles of conflicts of laws).

(d) Any legal action or other legal proceeding relating to this Release or the enforcement of any provision of this Release may be brought or otherwise commenced by any Releasee in any state or federal court located in the State of California. Each Releasor:

(i) expressly and irrevocably consents and submits, both on behalf of such Releasor and each of such Releasor’s Associated Parties, to the jurisdiction of each state and federal court located in the State of California in connection with any such legal proceeding;

(ii) agrees that each state and federal court located in the State of California shall be deemed to be a convenient forum for such Releasor and each of such Releasor’s Associated Parties; and

(iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the State of California, any claim that such Releasor or any of such Releasor’s Associated Parties is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Release or the subject matter of this Release may not be enforced in or by such court.

Nothing contained in this Release shall be deemed to limit or otherwise affect the right of any Releasee (1) to commence any legal proceeding or to otherwise proceed against any of the Releasors or any Associated Party of any Releasor or any other person or entity in any other forum or jurisdiction, or (2) to raise this Release as a defense in any legal proceeding in any other forum or jurisdiction.

(e) This Release may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

(f) Each Releasor shall execute and/or cause to be delivered to each Releasee such instruments and other documents, and shall take such other actions, as such Releasee may reasonably request for the purpose of carrying out or evidencing any of the actions contemplated by this Release.

(g) If any legal action or other legal proceeding relating to this Release or the enforcement of any provision hereof is brought by any Releasor or any Associated Party of any Releasor or Releasee, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements to the extent actually incurred (in addition to any other relief to which the prevailing party may be entitled).

(h) This Release shall be effective with respect to, and shall be binding upon and enforceable against, each Releasor who executes this Release, regardless of whether any of the other Releasors execute this Release.

(i) Whenever required by the context, the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

(j) Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Release.

(k) As used in this Release, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, and shall be deemed to be followed by the words “without limitation.”

(l) The effective date of this release shall be the Effective Time of the Merger, as defined in the Merger Agreement. Notwithstanding anything to the contrary contained in this Release, the release contained herein shall be void and of no further force or effect in the event that the Merger Agreement is terminated for any reason and the Effective Time shall not have occurred.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Releasors have caused this Release to be executed as of the date first above written.

RELEASORS: DONALD K. MCGHAN

/s/ Donald K. McGhan

INTERNATIONAL INTEGRATED INDUSTRIES, LLC

By:	/s/ Donald K. McGhan

Donald K. McGhan

Title:	Managing Member

MCGHAN MANAGEMENT CORPORATION

By:	/s/ Donald K. McGhan

Donald K. McGhan

Title:	President

MCGHAN MANAGEMENT, L.P.

McGhan Management Corp., Gen. Ptd.
By:	/s/ Donald K. McGhan

Donald K. McGhan

Title:	President

SIGNATURE PAGE TO STOCKHOLDER WAIVER AGREEMENT

MCMARK, L.P.

McGhan Management Corp., Gen. Ptd.
By:	/s/ Donald K. McGhan

Donald K. McGhan

Title:	President

MDA EQUITY PERFORMANCE

By:	/s/ Donald K. McGhan

Donald K. McGhan

Title:	General Partner

GLOBAL ASSET MANAGEMENT, L.P.

McGhan Management Corp., Gen. Ptd.
By:	/s/ Donald K. McGhan

Donald K. McGhan

Title:	President

EXECUTIVE FLITE MANAGEMENT, INC.

By:	/s/ Lon L. McGhan

Lon L. McGhan

Title:	President

SIGNATURE PAGE TO STOCKHOLDER WAIVER AGREEMENT

SMM CHARITABLE UNITRUST

By:	/s/ Donald K. McGhan

Donald K. McGhan

Title:	Trustee

TLC FAMILY L.P.

International Integrated Ind. LLC, Gen. Ptd.
By:	/s/ Donald K. McGhan

Donald K. McGhan

Title:	Managing Member

SIGNATURE PAGE TO STOCKHOLDER WAIVER AGREEMENT

SHIRLEY MCGHAN

/s/ Shirley M. McGhan

SIGNATURE PAGE TO STOCKHOLDER WAIVER AGREEMENT

NIKKI M. POMEROY

/s/ Nikki M. Pomeroy

SIGNATURE PAGE TO STOCKHOLDER WAIVER AGREEMENT

LON L. MCGHAN

/s/ Lon L. McGhan

SIGNATURE PAGE TO STOCKHOLDER WAIVER AGREEMENT

JIM J. MCGHAN

/s/ Jim J. McGhan

SIGNATURE PAGE TO STOCKHOLDER WAIVER AGREEMENT

EXHIBIT A

RELEASORS

Donald K. McGhan

International Integrated Industries, LLC

McGhan Management Corporation

McGhan Management, L.P.

McMark, L.P.

MDA Equity Performance

Global Asset Management, L.P.

Executive Flite Management, Inc.

SMM Charitable Unitrust

TLC Family L.P.

Shirley M. McGhan

Nikki M. Pomeroy

Lon L. McGhan

Jim J. McGhan

ANNEX A

Name	Number of Subject Shares

Donald K. McGhan	153,699

International Integrated Industries, LLC	1,534,792

MDA Equity Performance	20,000

Shirley M. McGhan	200,000

Nikki M. Pomeroy	75,000

Lon L. McGhan	91,900

Jim J. McGhan	75,000

TOTAL:	2,150,391